JPMORGAN TRUST I

J.P. Morgan Municipal Bond Funds

JPMorgan National Municipal Income Fund

(All Share Classes)

J.P. MORGAN EXCHANGE-TRADED FUND TRUST

J.P. Morgan Exchange-Traded Funds

JPMorgan Municipal ETF

(each a “Fund” and collectively, the “Funds”)

Supplement dated August 7, 2025

to the current Summary Prospectuses, Prospectuses and Statements of Additional Information, as supplemented

At a special meeting of shareholders held on July 30, 2025, shareholders of the JPMorgan National Municipal Income Fund approved the proposed Agreement and Plan of Reorganization, pursuant to which the JPMorgan National Municipal Income Fund (the “Target Fund”) will transfer all of its assets and liabilities to the JPMorgan Municipal ETF (the “Acquiring Fund”) in exchange for the shares of the Acquiring Fund (the “Reorganization”). Additionally, at a meeting held on April 15, 2025, each of the Boards of Trustees of JPMorgan Trust I and J.P. Morgan Exchange-Traded Fund Trust (together, the “Board”) approved the Reorganization.

The Reorganization is expected to close on or about October 24, 2025. Shareholders who hold their shares of the Target Fund through a brokerage account that can accept shares of an ETF will receive shares of the Acquiring Fund equal in value to their investment in the Target Fund, including a cash payment in lieu of fractional shares of the Acquiring Fund, which cash payment may be taxable. As discussed further below, some shareholders may need to take additional action in order to receive shares of the Acquiring Fund in connection with the Reorganization. However, the Reorganization will not dilute the value of their investment.

Importantly, in order to receive shares of the Acquiring Fund as part of the Reorganization, Target Fund shareholders must hold their shares of the Target Fund through a brokerage account that can accept shares of an ETF (the Acquiring Fund). If Target Fund shareholders do not hold their shares of the Target Fund through that type of brokerage account, they will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, shareholders’ investment will be liquidated and they will receive cash in an amount equal in value to the NAV of their Target Fund shares. The liquidation of their investment and return of cash may be taxable. If shareholders hold their shares of the Target Fund through a fund direct individual retirement account (“IRA”) and do not take action prior to the Reorganization, their Target Fund shares will be exchanged for Morgan Shares of JPMorgan U.S. Government Money Market Fund in an amount equal in value to the NAV of your Target Fund shares. No further action is required for Target Fund shareholders that hold shares of the Target Fund through a brokerage account that can hold shares of the Acquiring Fund.

This communication is for informational purposes only and does not constitute an offer of any securities for sale. No offer of securities will be made except pursuant to a prospectus meeting the requirements of Section 10 of the Securities Act of 1933.

As the Reorganization has been approved, the following changes took effect on August 1, 2025:

1.	No CDSC is imposed on redemptions of the Class A or Class C Shares of the Target Fund.

2.	No sales charge is imposed on purchases of Class A Shares of the Target Fund.

3.	Distribution (Rule 12b-1) fees on all applicable Target Fund share classes are waived.

As stated on the supplement dated April 16, 2025, the Target Fund is offered on a limited basis in Class A and Class C of the Target Fund (“Limited Class”), and investors are not eligible to purchase shares of the Fund, except as described below. In addition, both before and after the Closing Date, the Fund may from time to time, in its sole discretion based on the Fund’s net asset levels and other factors, limit new purchases into the Target Fund or otherwise modify the closure policy at any time on a case-by-case basis.

SUP-MUNI-MF-825

The following groups will be permitted to continue to purchase Target Fund shares. Except as otherwise described below, shareholders of record are permitted to continue to purchase shares; if the shareholder of record is an omnibus account, beneficial owners in that account as of April 22, 2025 the (“Closing Date”) are permitted to continue to purchase:

•

Shareholders of record of the Limited Class as of the Closing Date are able to continue to purchase additional shares in their existing Fund accounts and may continue to reinvest dividends or capital gains distributions from shares owned in the Target Fund;

•	Shareholders of record of the Limited Class as of the Closing Date are able to add to their existing Fund accounts through exchanges from other J.P. Morgan Fund; and

•	Named investment professionals listed in the Target Fund’s prospectuses may utilize such Fund for both new accounts and existing Fund accounts.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE SUMMARY PROSPECTUSES, PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE